Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Semtech Corporation (the “Company”) on Form 10-K for the fiscal year ended January 26, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Hong Q. Hou, President and Chief Executive Officer of the Company, and Mark Lin, Executive Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on his knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 25, 2025

/s/ Hong Q. Hou
Hong Q. Hou
President and Chief Executive Officer

/s/ Mark Lin
Mark Lin
Executive Vice President and Chief Financial Officer